UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2007

Cardinal Health, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-11373	31-0958666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Cardinal Place, Dublin, Ohio 43017

(Address of principal executive offices) (Zip Code)

(614) 757-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On May 16, 2007, Cardinal Health, Inc. (the “Company”) disclosed historical quarterly and year-to-date non-GAAP financial information for the fiscal year ending June 30, 2007 and historical quarterly and full fiscal year non-GAAP financial information for the fiscal years ended June 30, 2005 and 2006, which is included as Exhibit 99.01 to this report.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.01	Information disclosed by the Company on May 16, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL HEALTH, INC. (Registrant)

Date: May 16, 2007	By:	/s/ Jeffrey W. Henderson
Name: Jeffrey W. Henderson
Title: Chief Financial Officer

EXHIBIT INDEX

99.01	Information disclosed by the Company on May 16, 2007.